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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  May 17, 1999

                             ULTRADATA Corporation
                             ---------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)

          0-27468                                    94-2746681
          -------                                    ----------
   (Commission File Number)               (IRS Employer Identification No.)

     5000 Franklin Drive, Pleasanton, California         94585
     -------------------------------------------       ----------
     (Address of Principal Executive Offices)          (Zip Code)

                                (925) 463-8356
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT
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Item 1(b):  Changes in Control of Registrant.

     On May 17, 1999, ULTRADATA Corporation, a Delaware corporation ("Registrant" or "ULTRADATA"), entered into an Agreement and Plan of Merger ("Merger Agreement") with CFI ProServices, Inc., an Oregon corporation ("CFI") and UFO Acquisition, Inc., a Delaware corporation and CFI's wholly-owned subsidiary ("Merger Sub"). Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into Registrant ("Merger") and Registrant will become a wholly-owned subsidiary of CFI. As a result of the Merger, each outstanding share of Registrant Common Stock will be converted into the right to receive $7.50 net to the seller in cash, without interest thereon, subject to reduction for any applicable federal backup or other withholding taxes. At the effective time of the Merger, the Registrant will terminate outstanding and unexercised options to purchase 1,300,000 shares of Registrant Common Stock held by certain officers and directors of the Registrant in consideration for $7.50 per share. Outstanding and unexercised options to purchase shares of Registrant Common Stock under the Registrant's 1994 Equity Incentive Plan will be assumed by CFI.

     Completion of the Merger is subject to the satisfaction or waiver of various conditions, including, among others, the approval of the Merger Agreement by the Registrant's stockholders, continuing accuracy of the representations and warranties of each party in the Merger Agreement, and the successful completion by CFI of financing for the transaction, which is expected to be arranged by U.S. Bancorp Libra, a member of the U.S. Bancorp family that also includes Piper Jaffray.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
          --------

     The following exhibits are incorporated herein by reference:

     Number  Description
     ------  -----------

     2.01 Agreement and Plan of Merger dated May 17, 1999 by and among CFI ProServices, Inc., UFO Acquisition, Inc. and ULTRADATA Corporation.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    ULTRADATA CORPORATION

Dated: June 1, 1999                 /s/ Ronald H. Bissinger
                                    -----------------------
                                    Ronald H. Bissinger
                                    Vice President, Finance and
                                    Chief Financial Officer
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                                 EXHIBIT INDEX

     2.01 Agreement and Plan of Merger dated May 17, 1999 by and among CFI ProServices, Inc., UFO Acquisition, Inc. and ULTRADATA Corporation.